EXHIBIT 1
                                    ---------

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that this Statement on Schedule 13D with respect to the beneficial ownership of shares of Common Stock of Hanover Capital Mortgage Holdings, Inc. is filed jointly, on behalf of each of them.

Dated:   June  2, 2000


                                        /s/Jay Buck
                                        -------------------------------
                                        Jay Buck

                                        DEMETER ASSET MANAGEMENT, INC.

                                        By: /s/ Jay Buck
                                        ----------------------------
                                        Jay Buck
                                        President

                                        ROCKWOOD PARTNERS, L.P.
                                        By:  Rockwood Asset Management, Inc.
                                             General Partner

                                             By: /s/ Jay Buck
                                             ----------------------------
                                             Jay Buck
                                             President

                                        ROCKWOOD ASSET MANAGEMENT, INC.

                                        By: /s/ Jay Buck
                                        ----------------------------
                                        Jay Buck
                                        President

                                        MARINER PARTNERS, L.P.
                                        By: Mariner GP LP, General Partner
                                        By: Mariner, Inc., General Partner

                                            By: /s/William J. Michaelcheck
                                            ----------------------------
                                            William J. Michaelcheck
                                            President

                                        MARINER GP, L.P.
                                        By: Mariner, Inc., General Partner

                                            By: /s/William J. Michaelcheck
                                            ----------------------------
                                            William J. Michaelcheck
                                            President

                                        MARINER, INC.


                                        By: /s/William J. Michaelcheck
                                        ----------------------------
                                        William J. Michaelcheck
                                        President

                                        /s/William J. Michaelcheck
                                        -------------------------------
                                        William J. Michaelcheck



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